INVESTMENT IN SECURITIES	12 Months Ended
Dec. 31, 2011
INVESTMENT IN SECURITIES

11. INVESTMENT IN SECURITIES

In 2007 and 2008, the Group, through one of its subsidiaries, acquired 300,000 Series A redeemable and convertible preferred shares of a pharmaceutical and biotechnology research and development company (“investee”) incorporated in the United States of America for a consideration of US$300,000. The Company’s investment represents 2.9% of investee’s equity interests, on an as converted basis. The preferred shares are convertible into shares of the investee’s common share at a 1:1 ratio and are redeemable, if more than 72% of the outstanding preferred shareholders request redemption on or after the fifth anniversary of the preferred share original issuance date.

In 2009, the investee issued promissory notes to the Group for cash consideration of US$142,857. In connection with the promissory notes, the Group was granted warrants to purchase additional preferred shares offered in connection with a qualified financing at the lower of the per share price of the Series A redeemable and convertible preferred shares or price per preferred share issued pursuant to the qualified financing, or, Series A redeemable and convertible preferred shares at the per share price of the Series A redeemable and convertible preferred shares. The promissory notes are convertible into preferred shares offered in connection with a qualified financing at the lower of the price per share of the preferred shares the Company sells and issues pursuant to a qualified financing or the per share price of the Series A redeemable and convertible preferred shares.

In February 2010, the Group, together with other original investors of the investee, sold their investments in the investee to a third party (Note 20). According to the share purchase agreement, the Group received cash of US$351,379 in February 2010 and is entitled to receive additional cash of up to US$65,714 set aside in an escrow account. In May 2011, US$41,726 set aside in the escrow account was received by the Group. The Group is also eligible for certain future consideration of up to approximately US$1.5 million. The receipts of the future payments are contingent upon the investee achieving certain milestones defined in the share purchase agreement. As for the years ended December 31, 2010 and 2011, US$275,929 and nil of future considerations has been recognized by the Group as other income.